- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------



                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                               _______________

                                 FORM 8-K/A

                              AMENDMENT NO. 1


                               CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934



                               _______________


              Date of Report (Date of earliest event reported):
                              February 29, 1996



                                ALRENCO, INC.
           (Exact name of registrant as specified in its charter)



          Indiana                      0-27490                   35-1480655
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                 Number)               Identification No.)



1736 E. Main Street, New Albany, Indiana                          47150
(Address of principal executive offices)                        (Zip Code)

                                 (812) 949-3370
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS.

     On February 29, 1996 (the "Closing Date"), pursuant to an Asset Purchase Agreement of the same date (the "Agreement"), Alrenco, Inc. ("Alrenco"), in a transaction that was effective on March 1, 1996 (the "Effective Date"), acquired substantially all of the assets of Easy T.V. & Appliance Rental of Florida, Inc., a Georgia corporation, Easy T.V. & Appliance Rental of Louisiana, Inc., a Louisiana corporation, Easy T.V. & Appliance Rental of Alabama, Inc., an Alabama corporation, and Easy Rental of Dallas, Inc., a Georgia corporation (collectively "Easy Rental"). The following financial statements of Easy Rental are filed as a part of this report:


Report of Independent Certified Public Accountants
Combined Balance Sheets as of December 31, 1995 and 1994
Combined Statements of Operations for the two years ended December 31, 1995 Combined Statement of Stockholder's Equity for the two years ended December 31,
     1995
Combined Statements of Cash Flows for the two years ended December 31, 1995 Notes to Combined Financial Statements


(b)  PRO FORMA FINANCIAL INFORMATION.


     The following unaudited pro forma financial statements relating to the acquisition of Easy Rental are filed as a part of this report:



Pro Forma Condensed Balance Sheet as of December 31, 1995
Pro Forma Condensed Statement of Earnings for the year ended December 31, 1995 Notes to Pro Forma Condensed Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 14, 1996




                                       ALRENCO, INC.



                                       By: /s/ Theodore H. Wilson
                                       -----------------------------------------
                                       Theodore H. Wilson
                                       Executive Vice President and
                                         Chief Financial Officer

               Report of Independent Certified Public Accountants




Board of Directors
Alrenco, Inc.



We have audited the accompanying combined balance sheets of Easy TV & Appliance Rental Stores, Inc. as of December 31, 1995 and 1994, and the related combined statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Easy TV &
Appliance Rental Stores, Inc. as of December 31, 1995 and 1994 and the combined results of their operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.




GRANT THORNTON LLP

Dallas, Texas
April 29, 1996

                     Easy TV & Appliance Rental Stores, Inc.

                             COMBINED BALANCE SHEETS

                                  December 31,

       ASSETS                                                              1995              1994
                                                                        ----------        ----------
Cash and cash equivalents                                               $1,044,712        $  951,185

Rental merchandise
 On rent                                                                 1,797,895         1,646,304
 Held for rent                                                             421,729           386,170
                                                                        ----------        ----------
                                                                         2,219,624         2,032,474

Property assets, net                                                       600,218           466,372
Other assets                                                               102,736            81,546
                                                                        ----------        ----------
                                                                        $3,967,290        $3,531,577
                                                                        ----------        ----------
                                                                        ----------        ----------

   LIABILITIES AND EQUITY

LIABILITIES
 Accounts payable - trade                                               $  324,603        $  277,640
 Accrued expenses and other liabilities                                    252,077           180,214
 Debt to related parties                                                 2,755,833         2,425,203
                                                                        ----------        ----------
                                                                         3,332,513         2,883,057

EQUITY
 Common stock
   Easy TV & Appliance Rental of New Orleans, Inc., $1 par value
     500 shares authorized, issued and outstanding                             500               500
   Easy TV & Appliance Rental of Mobile, Inc., $1 par value
     1,000 shares authorized, issued and outstanding                         1,000             1,000
   Easy TV & Appliance Rental of Tampa, Inc., $1 par value
     500 shares authorized, issued and outstanding                             500               500
   Easy TV & Appliance Rental of Miami, Inc., $1 par value
     500 shares authorized, issued and outstanding                             500               500
   Easy Rental of Dallas, Inc., $1 par value
     1,000 shares authorized, issued and outstanding                         1,000                -
                                                                        ----------        ----------
                                                                             3,500             2,500
 Retained earnings                                                         631,277           646,020
                                                                        ----------        ----------
                                                                           634,777           648,520
                                                                        ----------        ----------

                                                                        $3,967,290        $3,531,577
                                                                        ----------        ----------
                                                                        ----------        ----------

       The accompanying notes are an integral part of these statements.

                   Easy TV & Appliance Rental Stores, Inc.

                     COMBINED STATEMENTS OF OPERATIONS

                          Years ended December 31,




                                                                1995          1994
                                                             ----------    ----------
Revenues
 Rental income and fees                                      $9,865,336    $9,101,453

Costs and operating expenses
 Direct store expenses
   Depreciation of rental merchandise                         2,658,989     2,379,161
   Other                                                        793,740       335,237
 General and administrative expenses, including fees of
   $982,163 and $898,009 to affiliated company in
   1995 and 1994, respectively                                6,337,383     5,817,576
                                                             ----------    ----------
                                                              9,790,112     8,531,974
                                                             ----------    ----------

       Operating income                                          75,224       569,479

Other (income) expense
 Interest expense                                               288,593       264,431
 Other, net                                                      50,874        (3,240)
                                                             ----------    ----------
                                                                339,467       261,191
                                                             ----------    ----------

       NET EARNINGS (LOSS)                                   $ (264,243)   $  308,288
                                                             ----------    ----------
                                                             ----------    ----------



       The accompanying notes are an integral part of these statements.

                    Easy TV & Appliance Rental Stores, Inc.

                  COMBINED STATEMENT OF STOCKHOLDER'S EQUITY


                                                    Common stock
                                                -------------------     Retained
                                                Shares       Amount     earnings         Total
                                                ------       ------    ----------     ----------
Balance at January 1, 1994                       2,500       $2,500    $  118,232     $  120,732

Accrued interest to stockholder forgiven            -            -        219,500        219,500

Net earnings                                        -            -        308,288        308,288
                                                 -----        -----    ----------     ----------

Balance at December 31, 1994                     2,500        2,500       646,020        648,520

Accrued interest to stockholder forgiven            -            -        249,500        249,500

Initial capitalization of Easy Rental of
 Dallas, Inc.                                    1,000        1,000            -           1,000

Net loss                                           -            -        (264,243)      (264,243)
                                                 -----        -----    ----------     ----------

Balance at December 31, 1995                     3,500       $3,500    $  631,277     $  634,777
                                                 -----        -----    ----------     ----------
                                                 -----        -----    ----------     ----------



       The accompanying notes are an integral part of this statement.

                   Easy TV & Appliance Rental Stores, Inc.

                      COMBINED STATEMENTS OF CASH FLOWS

                          Years ended December 31,

                                                                            1995              1994
                                                                        ------------     ------------
Cash flows from operating activities
  Net earnings (loss)                                                   $   (264,243)    $    308,288
  Adjustments to reconcile net earnings (loss) to net
    cash provided by (used in) operating activities
      Depreciation of rental merchandise                                   2,658,989        2,379,161
      Depreciation of property assets                                        201,221          195,403
      Amortization of intangible assets                                          326              -
      Interest expense imputed on stockholder debt                           249,500          219,500
      Loss from disposal of property assets                                   50,874              -
      Changes in operating assets and liabilities
        Rental merchandise                                                (2,846,140)      (2,812,436)
        Other assets                                                         (12,290)          47,139
        Accounts payable, trade                                               46,963         (749,873)
        Accrued expenses and other liabilities                                71,863          113,279
                                                                        ------------     ------------

          Net cash provided by (used in) operating activities                157,063         (299,539)

Cash flows from investing activities
  Purchase of property assets                                               (404,869)        (145,219)
  Proceeds from sale of property assets                                        9,703           10,960
                                                                        ------------     ------------

          Net cash used in investing activities                             (395,166)        (134,259)

Cash flows from financing activities
  Proceeds from issuance of debt                                             583,159          106,124
  Retirement of debt                                                        (252,529)        (233,554)
  Issuance of common stock                                                     1,000               -
                                                                        ------------     ------------
          Net cash provided by (used in) financing activities                331,630         (127,430)
                                                                        ------------     ------------

Increase (decrease) in cash and cash equivalents                              93,527         (561,228)

Cash and cash equivalents, beginning of year                                 951,185        1,512,413
                                                                        ------------     ------------

Cash and cash equivalents, end of year                                  $  1,044,712     $    951,185
                                                                        ------------     ------------
                                                                        ------------     ------------

Supplemental cash flow information
  Cash paid during the year for
    Interest                                                            $     27,235     $     33,544
    Income taxes                                                                  -                -

Noncash investing and financing activities
  Accrued interest due to stockholder forgiven                          $    249,500     $    219,500


       The accompanying notes are an integral part of these statements.

                   Easy TV & Appliance Rental Stores, Inc.

                   NOTES TO COMBINED FINANCIAL STATEMENTS

                         December 31, 1995 and 1994



NOTE A - NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying combined financial statements follows.

1.  BASIS OF PRESENTATION

The accompanying combined financial statements include Easy TV & Appliance Rental of New Orleans, Inc., Easy TV & Appliance Rental of Mobile, Inc., Easy TV & Appliance Rental of Tampa, Inc., Easy TV & Appliance Rental of Miami, Inc. and Easy Rental of Dallas, Inc., all of which are under common ownership (collectively, the "Company").

All significant intercompany accounts and transactions have been eliminated.

2.  NATURE OF OPERATIONS

The Company leases household durable merchandise to customers under rental-purchase agreements. At December 31, 1995, the Company operated 14 stores in 4 states.

3.  RENTAL MERCHANDISE

Rental merchandise is recorded at cost. Depreciation is provided using the straight-line method over the Company's estimate of the useful life of its rental merchandise, generally 18 months.

4.  RENTAL REVENUE

Merchandise is rented to customers pursuant to rental purchase agreement which provide for weekly or monthly rental terms with nonrefundable rental payments. Generally, the customer has the right to acquire title either through a purchase option or through payment of all required rentals. Rental revenue is recognized over the rental term. No revenue is accrued because the customer can cancel the rental contract at any time and the Company cannot enforce collection for nonpayment of rents.

5.  PROPERTY ASSETS AND RELATED DEPRECIATION


Furniture, fixtures, equipment and vehicles are recorded at cost. Depreciation is computed on the straight-line method for financial statement purposes based on the estimated useful lives as listed below. Leasehold improvements are amortized over the lesser of the property life or lease term.


      Vehicles                                   3 to 5 years
      Furniture, fixtures and equipment          5 to 7 years
      Leasehold improvements                     5 to 31 years

                   Easy TV & Appliance Rental Stores, Inc.

                         December 31, 1995 and 1994



NOTE A - SUMMARY OF ACCOUNTING POLICIES - Continued

6.  INCOME TAXES

Income taxes on net earnings are payable personally by the stockholder pursuant to an election under Subchapter S of the Internal Revenue Code not to have the company taxed as a corporation. As a result of the election, no provision has been made for income taxes.

7.  CASH EQUIVALENTS

For purposes of reporting cash flows, cash equivalents include all highly liquid investments with an original maturity of three months or less.

8.  USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9.  FINANCIAL INSTRUMENTS

The Company's financial instruments consist of (1) cash and cash equivalents and accounts payable whose carrying value approximates fair value at December 31, 1995 and (2) debt. The carrying value of the Company's debt exceeds its fair value at December 31, 1995 by approximately $280,000 based upon an assumed maturity date of December 31, 1996.


NOTE B - RENTAL MERCHANDISE

Cost and accumulated depreciation of rental merchandise are as follows:

                                              1995              1994
                                          -----------       -----------
  On rent
    Cost                                  $ 3,549,507       $ 3,457,021
    Less accumulated depreciation          (1,751,612)       (1,810,717)
                                          -----------       -----------

                                          $ 1,797,895       $ 1,646,304
                                          -----------       -----------
                                          -----------       -----------
  Held for rent
    Cost                                  $   832,600       $   810,906
    Less accumulated depreciation            (410,871)         (424,736)
                                          -----------       -----------

                                          $   421,729       $   386,170
                                          -----------       -----------
                                          -----------       -----------

                   Easy TV & Appliance Rental Stores, Inc.

                        December 31, 1995 and 1994



NOTE C - PROPERTY ASSETS

Property assets consist of the following:

                                                1995                 1994
                                            -----------          -----------
   Vehicles                                 $   869,834          $   696,813
   Furniture, fixture and equipment             433,437              357,322
   Leasehold improvements                       131,121              237,082
                                            -----------          -----------
                                              1,434,392            1,291,217
   Less accumulated depreciation               (834,174)            (824,845)
                                            -----------          -----------

                                            $   600,218          $   466,372
                                            -----------          -----------
                                            -----------          -----------

NOTE D - RELATED PARTY MATTERS

Debt with related parties was comprised of the following:

                                                                           1995          1994
                                                                        ----------    ----------
  Notes payable with the Company's stockholder due on demand
    and noninterest-bearing; interest has been imputed at 10%           $2,595,000    $2,195,000

  Notes payable with affiliated company due in monthly installments of principal ranging from $591 to $2,949 plus interest through
    December 1997, bearing interest  at 12%                                160,833       230,203
                                                                        ----------    ----------

                                                                        $2,755,833    $2,425,203
                                                                        ----------    ----------
                                                                        ----------    ----------

Administrative fees totaling $982,163 and $898,009 for the years ended December 31, 1995 and 1994, respectively, were paid to an affiliated company. In addition, the Company paid rent of $95,316 for 1995 and 1994 to its stockholder under month-to-month operating leases.

                   Easy TV & Appliance Rental Stores, Inc.

                        December 31, 1995 and 1994


NOTE E - LEASE COMMITMENTS

The Company leases its store facilities. Future minimum rental payments under operating leases with remaining noncancelable lease terms in excess of one year at December 31, 1995 are as follows:

        1996                              $285,914
        1997                               228,926
        1998                               218,747
        1999                               161,071
        2000                                91,356
        Thereafter                           4,688
                                          --------

                                          $990,702
                                          --------
                                          --------

Rental expense was $382,825 and $328,428 for years ended December 31, 1995 and 1994, respectively.


NOTE F - RETIREMENT PLAN

The Company maintains a 401(k) plan (the "Plan") for all eligible employees. The Company, at its discretion, may match up to 6% of employee contributions to the Plan up to designated limits. Company contributions for the years ended December 31, 1995 and 1994 totaled $35,303 and $14,242, respectively.

                                 Alrenco, Inc.

                   Pro Forma Condensed Financial Statements


The accompanying unaudited pro forma condensed balance sheet and pro forma statement of earnings have been derived from the Company's balance sheet at December 31, 1995 and the statement of earnings for the year ended December 31, 1995, and the combined balance sheet of Easy TV & Appliance Rental Stores, Inc.
(Easy) and combined statement of operations for the year ended December 31, 1995. These statements give effect to the acquisition of Easy as though it had occurred on January 1, 1995.

The unaudited pro forma condensed statement of earnings is presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the acquisition had been consummated as of January 1, 1995, nor which may result from future operations. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The acquisition has been accounted for using the purchase method of accounting. These pro forma financial statements should be read in conjunction with the historical financial statements and related notes of the Company included in the Form 10-K for the year ended December 31, 1995.

                                Alrenco, Inc.

                     Pro Forma Condensed Balance Sheet

                              December 31, 1995
                                 (unaudited)

                                           Company          Easy         Adjustments     Pro forma
                                         -----------     ----------      -----------    -----------
                                                                             (1)
ASSETS

Cash                                     $    27,041     $1,044,712      $(1,044,712)   $    27,041
Rental merchandise                        13,115,368      2,219,624          (74,034)    15,260,958
Property assets                            1,402,409        600,218           78,582      2,081,209
Intangible assets                          4,868,590             -         3,675,610      8,544,200
Other assets                               1,563,842        102,736         (102,736)     1,563,842
                                         -----------     ----------      -----------    -----------

                                         $20,977,250     $3,967,290      $ 2,532,710    $27,477,250
                                         -----------     ----------      -----------    -----------
                                         -----------     ----------      -----------    -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable - trade                 $ 1,763,272     $  324,603      $  (324,603)   $ 1,763,272
Accrued liabilities                        1,542,621        252,077         (252,077)     1,542,621
Taxes other than income                      330,530             -                -         330,530
Debt                                      12,865,239      2,755,833        3,744,167     19,365,239
                                         -----------     ----------      -----------    -----------
                                          16,501,662      3,332,513        3,167,487     23,001,662

Stockholders' equity                       4,475,588        634,777         (634,777)     4,475,588
                                         -----------     ----------      -----------    -----------

                                         $20,977,250     $3,967,290      $ 2,532,710    $27,477,250
                                         -----------     ----------      -----------    -----------
                                         -----------     ----------      -----------    -----------



                 See Notes to pro forma financial statements.

                                 Alrenco, Inc.

                   Pro Forma Condensed Statement of Earnings

                         Year ended December 31, 1995
                                  (unaudited)

                                                Company        Easy       Adjustments     Pro forma
                                              -----------   ----------    -----------    -----------
Revenues                                      $37,575,639   $9,865,336    $      -       $47,440,975

Operating expenses
 Direct store expenses                         30,023,179    3,452,729           -        33,475,908
 General and administrative expenses            4,338,583    6,337,383           -        10,675,966
 Amortization of intangibles                      284,901           -       333,781 (2)      618,682
                                              -----------   ----------    ---------      -----------

       Total operating expenses                34,646,663    9,790,112      333,781       44,770,556
                                              -----------   ----------    ---------      -----------

       Operating profit                         2,928,976       75,224     (333,781)       2,670,419

Interest expense                                  894,003      288,593      296,407 (3)    1,479,003

Other, net                                        (99,930)      50,874           -           (49,056)
                                              -----------   ----------    ---------      -----------

       Earnings (loss) before
         income taxes                           2,134,903     (264,243)    (630,188)       1,240,472

Income tax (expense) benefit                     (868,311)          -       363,811 (4)     (504,500)
                                              -----------   ----------    ---------      -----------

       NET EARNINGS (LOSS)                    $ 1,266,592   $ (264,243)  $ (266,377)     $   735,972
                                              -----------   ----------    ---------      -----------
                                              -----------   ----------    ---------      -----------

Earnings per share                                   $.41                                       $.24
                                                     ----                                       ----
                                                     ----                                       ----

                                 Alrenco, Inc.

               Notes to Pro Forma Condensed Financial Statements

                                  (unaudited)



(1) Gives effect to the consummation of the Easy acquisition by the Company. The consideration for Easy consists of $6.5 million cash which was financed by debt. These adjustments allocate the purchase price to assets acquired which consists of rental merchandise and certain property assets.

(2) Amortization of amounts assigned to customer rental agreements over 15 months, noncompete agreements over 5 years and goodwill over 20 years.

(3) Adjustment to interest expense for debt of the Company incurred in connection with the acquisition.

(4) Tax effects of the loss of Easy and the pro forma adjustments.